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                                                                    EXHIBIT 10.1

                          CONSENT AND WAIVER AGREEMENT
                                       AND
                                 AMENDMENT NO. 6
                         TO LOAN AND SECURITY AGREEMENT

            CONSENT AND WAIVER AGREEMENT AND AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT, dated as of December 31, 2004 (this "AGREEMENT"), by and among MATRIA HEALTHCARE, INC., a Delaware corporation (together with its permitted successors and assigns, "PARENT"), DIABETES ACQUISITION, INC., a Georgia corporation (together with its permitted successors and assigns, "DAI"), GAINOR MEDICAL ACQUISITION COMPANY, a Georgia corporation (together with its permitted successors and assigns, "GAINOR"), DIABETES MANAGEMENT SOLUTIONS, INC., a Delaware corporation (together with its permitted successors and assigns, "DMS"), DIABETES SELF CARE, INC., a Virginia corporation (together with its permitted successors and assigns, "DSC"), MATRIA LABORATORIES, INC., a Delaware corporation (together with its permitted successors and assigns, "MLI"), FACET TECHNOLOGIES, LLC, a Georgia limited liability company (together with its permitted successors and assigns, "FACET"), MATRIA OF NEW YORK, INC., a New York corporation (together with its permitted successors and assigns, "MNY"), MATRIA HEALTHCARE OF ILLINOIS, INC., a Georgia corporation (together with its permitted successors and assigns, "MII"), QUALITY ONCOLOGY, INC., a Delaware corporation (together with its permitted successors and assigns, "QO") (Parent, DAI, Gainor, DMS, DSC, MLI, Facet, MNY, MII and QO, each individually an "BORROWER" and jointly and severally, the "BORROWERS"), Parent, in its capacity as authorized representative of the Borrowers (the "AUTHORIZED REPRESENTATIVE"), MATRIA HOLDING COMPANY, INC., a Delaware corporation (together with its permitted successors and assigns, "HOLDCO"), and HFG HEALTHCO-4, LLC, a Delaware limited liability company (together with its successors and assigns, the "LENDER").

                                   WITNESSETH

            WHEREAS, the Borrowers, and the Authorized Representative, in its capacity as the authorized representative of the Borrowers, and the Lender are parties to that certain Loan and Security Agreement, dated as of October 22, 2002 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Amendment No. 1 to Loan and Security Agreement dated as of December 31, 2002, that certain Amendment No. 2 to Loan and Security Agreement dated as of December 31, 2003, that certain Consent and Waiver Agreement and Amendment No. 3 to Loan and Security Agreement dated as of April 23, 2004, that certain Consent and Waiver Agreement and Amendment No. 4 to Loan and Security Agreement dated as of April 29, 2004, that certain Consent Agreement dated as of June 22, 2004, and that certain that certain Consent and Waiver Agreement and Amendment No. 5 to Loan and Security Agreement dated as of June 30, 2004, the "LOAN AND SECURITY AGREEMENT");

            WHEREAS, Parent, Holdco, and Matria MergerSub, Inc., a Delaware corporation and a newly formed Subsidiary of Parent ("MERGERSUB"), intend to enter into that certain Agreement of Merger and Plan of Reorganization dated as of December 31, 2004 (as attached as Exhibit A hereto, the "MERGER AGREEMENT"), pursuant to which Parent desires to create a new holding company structure (a) by merging MergerSub with and into the Parent and (b) by converting the outstanding capital stock of the Parent into a like number of shares of capital

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stock of Holdco, with the result beign that the Parent shall become a wholly-owned subsidiary of Holdco, all on the terms of and subject to the conditions of the Merger Agreement (such transaction, the "MERGER");

            WHEREAS, pursuant to the terms of the Merger Agreement, the name of Parent shall be changed to Matria Women's and Children's Health, Inc. (the "NAME CHANGE", and, together with the Merger, the "MERGER TRANSACTIONS");

            WHEREAS, the consummation of the Merger Transactions would be in violation of the Loan and Security Agreement, and Lender has agreed to consent to the consummation of Merger Transactions, and to make certain conforming amendments to the Loan and Security Agreement, in each case on the terms and conditions provided for herein;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Borrowers, the Authorized Representative and the Lender hereby agree as follows:

            1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan and Security Agreement, as amended hereby.

            2. Consents.

            (a) As of the Agreement Effective Date (as hereinafter defined), the Lender hereby consents to the formation of, pursuant to Section 6.01 of the Loan and Security Agreement, to the Acquisition of each of Holdco and MergerSub by Parent and acknowledges and agrees that such Acquisition shall constitute a Permitted Acquisition pursuant to clause (b) of the definition of such term, and acknowledges that no Event of Default has arisen as a result of the Acquisition of Holdco or MergerSub prior to the Agreement Effective Date.

            (b) As of the Agreement Effective Date (as hereinafter defined), the Lender hereby consents, pursuant to Section 6.01 of the Loan and Security Agreement and notwithstanding anything set forth to the contrary in clauses (b) (solely with respect to the final sentence thereof, to the extent that such clause (b) requires Parent to provide the Lender with 30 days' prior Written Notice of Parent changing its name from "Matria Healthcare, Inc." to "Matria Women's and Children's Health, Inc."), (r) and (z) of Exhibit IV and clause (m) of Exhibit V to the Loan and Security Agreement, to the Parent consummating the Merger Transactions.

            3. Amendments to Loan and Security Agreement.

                  a. Each and every reference in the Loan and Security Agreement to "Matria Healthcare, Inc." shall be deemed to be a reference to "Matria Women's and Children's Health, Inc."

                  b. The last sentence of clause (b) of Exhibit IV to the Loan and Security Agreement is hereby amended and restated to read in its entirety as follows:

      It will keep its exact name as set forth on the signature page of this Agreement (or, in the case of the Parent, it will keep its exact name as "Matria Women's and Children's Health, Inc.") and will not change its name without providing 30 days' prior Written Notice to

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      the Lender and taking and completing all actions reasonably requested by the Lender or otherwise necessary to protect, maintain and perfect the Lender's security interest in the Receivables and other Collateral.

            4. Confirmation and Reaffirmation of Obligations. Without affecting in any way any provisions of the Documents pursuant to which the obligations of the Borrowers thereunder are agreed to be absolute and unconditional irrespective of any amendment thereof:

                  a. Parent, hereby confirms and agrees that, notwithstanding
(i) the consummation of the Merger Transactions and (ii) the effectiveness of this Agreement, each of the Documents which Parent has heretofore executed and delivered, and the obligations of Parent thereunder, are, and shall continue to be, in full force and effect and shall apply to the Documents as amended hereby, and each of such Documents is hereby ratified and confirmed by the Parent and such obligations are ratified and confirmed as obligations of Parent.

                  b. Without limiting the foregoing, Parent agrees that the security interests and rights of set-off granted by Former Parent pursuant to the Documents, including, without limitation, the Loan and Security Agreement and the Pledge Agreement -- Parent, are hereby ratified and reaffirmed by Parent in all respects and shall remain in full force and effect as a continuing security interests and rights of set-off.

                  c. Each of the other Borrowers hereby confirms and agrees that:

                        i. notwithstanding (x) the consummation of the Merger Transactions and (y) the effectiveness of this Agreement, each of the Documents and the obligations of such Borrowers thereunder, are, and shall continue to be, in full force and effect and shall apply to the Documents as amended hereby, and each of such Documents is hereby ratified and confirmed by such Borrower and such obligations are ratified and confirmed as obligations of such Borrower; and

                        ii. the security interests and rights of set-off granted by such Borrower pursuant to the Documents are hereby ratified and reaffirmed by such Borrower in all respects and shall remain in full force and effect as continuing security interests and rights of set-off.

            5. Confirmation of Parent as Authorized Representative. Each Borrower hereby irrevocably designates and confirms Parent as the "Authorized Representative" under this Agreement to deliver and receive all notices and Written Notices on behalf of such Borrower and to receive on behalf of such Borrower and distribute all distributions of the Borrowers in accordance with the respective interests of the Borrowers. Parent hereby makes the representations and warranties of the Authorized Representative contained in the Loan and Security Agreement and agrees to continue to perform all of the obligations of the Authorized Representative pursuant to the Loan and Security Agreement. Each Borrower hereby unconditionally releases the Lender, the Program Manager and any member of the Lender Group with respect to any claims, obligations or duties that such Persons may otherwise have been deemed to possess absent the designation and appointment contained in this Section 5.

            6. Remedies. This Agreement shall constitute a Document. The breach by Holdco, Parent or any other Borrower of any representation, warranty, covenant or agreement in

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this Agreement shall constitute an immediate Event of Default hereunder and under the other Documents.

            7. Representations and Warranties. To induce the Lender to enter into this Agreement, each Borrower, including Parent, jointly and severally and giving effect to this Agreement, makes the following representations and warranties to the Lender:

                  a. The execution, delivery and performance by it of this Agreement and the performance of the Loan and Security Agreement, as amended hereby, the Documents and the other documents to be delivered by it hereunder and thereunder and the actions contemplated hereby and thereby, including, in the case of Parent, the Merger Agreement and each other document or instrument executed and delivered in connection therewith (i) are within its corporate or company powers, (ii) have been duly authorized by all necessary corporate or company action, (iii) do not contravene (1) its charter or its bylaws, or its operating agreement, as applicable, (2) any law, rule or regulation applicable to it, (3) the Indenture or any contractual restriction binding on or affecting it or its Property, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its Property, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its Properties, other than in favor of the Lender pursuant to this Agreement, the Loan and Security Agreement, as amended hereby, or the Documents. This Agreement has been duly executed and delivered by it. It has previously furnished, or will furnish on the date hereof, to the Lender a true, correct and complete copy of its charter, bylaws or operating agreement, as applicable, including all amendments thereto.

                  b. This Agreement, the Loan and Security Agreement, as amended hereby, and the Documents constitute the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law).

                  c. No event has occurred and is continuing, or would result from the execution of this Agreement, that constitutes a Default or Event of Default.

                  d. Except as disclosed on Schedule III to the Loan and Security Agreement, there is no pending or, to its knowledge, threatened action or proceeding or injunction, writ or restraining order affecting it before any court, Governmental Entity or arbitrator which could reasonably be expected to result in a Material Adverse Effect, or which purports to affect the legality, validity or enforceability of this Agreement or the Loan and Security Agreement, as amended hereby, or any other Document executed in connection herewith or therewith, and it is not currently the subject of, or has any present intention of commencing, an insolvency proceeding or petition in bankruptcy.

                  e. After giving effect to this Agreement, the representations and warranties of each Borrower contained in the Loan and Security Agreement and each other Document are true and correct on and as of the Agreement Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

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                  f. Parent is located in the State of formation set forth in the initial paragraph of this Agreement for the purposes of Section 9-307 of the UCC as in effect in the State of New York. The office where Parent keeps its records concerning the Transferred Receivables are located at the address or addresses referred to in Schedule III hereto.

            8. No Other Waivers or Consents. Except as expressly provided herein, the Loan and Security Agreement and the other Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Agreement shall not be deemed a (i) waiver of any term or condition of any Document or
(ii) consent to any deviation from the terms of the Loan and Security Agreement or any of the other Documents on the part of Parent or any other Borrower, and shall not be deemed to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan and Security Agreement or any other Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

            9. Expenses. Each Borrower hereby reconfirms its respective obligations pursuant to Section 6.05 of the Loan and Security Agreement to pay and reimburse the Lender for all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable counsel fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and all other documents and instruments delivered in connection herewith.

            10. Effectiveness. This Agreement shall become effective as of the date first set forth above (the "AGREEMENT EFFECTIVE DATE") only upon satisfaction in full in the judgment of the Lender of each of the following conditions:

                  a. The Lender shall have received copies by facsimile of duly executed signature pages of this Agreement from each Borrower, the Authorized Representative and the Lender.

                  b. The representations and warranties of or on behalf of the Borrowers in this Agreement shall be true and correct on and as of the Agreement Effective Date.

            11. Covenants of Borrowers following Effectiveness. Within twenty-one (21) days after the date hereof, the Borrowers agree that they shall supply the Lender with the following:

                  a. copies of agreements with each of the depositary banks party to each of the Control Agreements and the Depositary Agreements to Parent is a party, pursuant to which each such depositary bank acknowledges Parent as an account holder thereunder and confirms and reaffirms its obligations under the applicable Control Agreements and Depositary Agreements.

                  b. a certificate issued by the Secretary of State of the state of Parent's (i) organization, dated as of a recent date, as to the legal existence and good standing of Parent entity, and (ii) locale of operation, if different from its state of organization, as to the foreign qualification, authorization and good standing of Parent in such locale (which certificates may be dated not more than 20 days prior to the Closing Date), provided that with respect to such

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jurisdictions in which Parent is authorized to do business as a foreign corporation, such certificates shall be delivered within 30 days following the Agreement Effective Date.

                  c. certified copies of the charter and by-laws of Parent, certified copies of resolutions of the Board of Directors of Parent approving this Agreement and the Merger Agreement and certified copies of all documents evidencing other necessary company or corporate action and governmental approvals, if any, with respect to this Agreement and the Merger Agreement.

                  d. a certificate of the Secretary or Assistant Secretary, or manager, of Parent, certifying the names and true signatures of the officers of Parent authorized to sign this Agreement and the other documents to be delivered by it hereunder.

                  e. a favorable opinion of Troutman Sanders LLP.

                  f. all UCC-3 amendment statements as it shall deem necessary or reasonably desirable in order to correctly identify Parent under the UCC.

            12. Further Assurances.

                  a. Parent and the other Borrowers shall, at their cost and expense, upon the reasonable request of the Lender, duly execute and deliver, or cause to be duly executed and delivered, to the Lender such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper to enforce the obligations undertaken by the Borrowers and to further maintain and perfect the Lender's Lien hereunder.

                  b. Holdco hereby agrees:

                        i. within fifteen Business Days after the Agreement effective date, to deliver to the Lender, (x) a guarantee agreement from Holdco, guaranteeing the payment and performance of the Lender Debt, and otherwise in form and substance satisfactory to the Lender, and (y) a pledge agreement in favor of the Lender with respect to the capital stock of Parent and any other Borrower in which Holdco holds any equity intererest, together with all related stock certificate deliveries and undated stock powers executed in blank, duly executed by Holdco, in each case satisfactory in form and substance to the Lender; and

                        ii. not to create or suffer to exist any Liens upon or with respect to, its equity holdings in Parent.

            13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

            14. Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page

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to this Agreement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HFG HEALTHCO-4 LLC

By: HFG HEALTHCO-4, INC., a member

  By: /s/ ORLANDO FIGUEROA
      ----------------------------
      Name: Orlando Figueroa
      Title: President

                [CONSENT AND WAIVER AGREEMENT AND AMENDMENT NO. 6
                         TO LOAN AND SECURITY AGREEMENT]

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MATRIA HEALTHCARE, INC.                     FACET TECHNOLOGIES, LLC

By: /s/ PARKER H. PETIT
    ----------------------------
    Name: Parker H. Petit                   By: /s/ PARKER H. PETIT
    Title: Chairman and Chief                   -----------------------------
           Executive Officer                    Matria Healthcare, Inc.,
                                                the Sole Managing Member
                                                By:  Parker H. Petit
                                                Its: Chairman and
                                                     Chief Executive Officer

DIABETES ACQUISITION, INC.                  MATRIA OF NEW YORK, INC.


By: /s/ PARKER H. PETIT                     By: /s/ PARKER H. PETIT
    ----------------------------                -----------------------------
    Name: Parker H. Petit                       Name: Parker H. Petit
    Title: President                            Title: President

GAINOR MEDICAL ACQUISITION COMPANY          MATRIA HEALTHCARE OF ILLINOIS, INC.

By: /s/ PARKER H. PETIT                     By: /s/ PARKER H. PETIT
    ----------------------------                -----------------------------
    Name: Parker H. Petit                       Name: Parker H. Petit
    Title: President                            Title: President

DIABETES MANAGEMENT SOLUTIONS, INC.         QUALITY ONCOLOGY, INC.

By: /s/ PARKER H. PETIT                     By: /s/ PARKER H. PETIT
    ----------------------------                -----------------------------
    Name: Parker H. Petit                       Name: Parker H. Petit
    Title: President                            Title: Chairman

DIABETES SELF CARE, INC.                    MATRIA HOLDING COMPANY, INC.

By: /s/ PARKER H. PETIT                     By: /s/ PARKER H. PETIT
    ----------------------------                -----------------------------
    Name: Parker H. Petit                       Name: Parker H. Petit
    Title: President                            Title: President

MATRIA LABORATORIES, INC.

By: /s/ PARKER H. PETIT
----------------------------
Name: Parker H. Petit
Title: President